SUMMARY PROSPECTUS August 31, 2010 as revised April 1, 2011

MTB INTERNATIONAL EQUITY FUND

Class/Ticker        A GVIEX        Institutional I MVIEX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated August 31, 2010, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to www.mtbfunds.com, email a request to mtbfunds@mtbia.com or call 1-800-836-2211, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Investment Goal

The Fund seeks to provide long term capital appreciation, primarily through a diversified portfolio of non-U.S. equity securities.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A Shares and Institutional I Shares.

Shareholder Fees

(Fees paid directly from your investment)

	Class A	Institutional I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Institutional I
Management Fee	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.47%	0.47%
Total Annual Fund Operating Expenses	1.72%	1.47%
Fee Waivers and/or Expense Reimbursements(1)	0.11%	0.13%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.61%	1.34%

(1)	The Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class A Shares and Institutional I Shares will not exceed 1.61% and 1.48%, respectively. This waiver may be amended or withdrawn after August 31, 2011, or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Institutional I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Expenses assuming redemption	$705	$1,052	$1,422	$2,459
Institutional I
Expenses assuming redemption	$136	$452	$790	$1,746

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal by investing substantially all, but under normal circumstances not less than 80% (measured at time or purchase), of the value of its net assets (plus borrowings for investment purposes, if any) in a diversified portfolio of equity securities in at least eight countries other than the United States. Equity securities

SUMMARY PROSPECTUS / August 31, 2010	1

MTB INTERNATIONAL EQUITY FUND

include common stocks and preferred stocks as well as convertible securities. Although it may invest anywhere in the world, including emerging markets, the Fund invests primarily in the equity markets listed in the Morgan Stanley Capital International European, Australasia, Far East (MSCI EAFE) Index, the benchmark against which the Fund measures the performance of its portfolio. The Fund may also invest in foreign forward currency contracts to achieve allocation strategies. The Advisor utilizes a blended style of investing by allocating and reallocating, for investment management purposes, varying portions of the portfolio between the Fund’s sub-advisors, LSV Assets Management (LSV) (with respect to the value style portion of the portfolio where LSV looks for companies with relatively low or unrecognized valuations); Baring International Investment Limited (Barings) (with respect to the core style portion of the portfolio, where Barings employs a growth at a reasonable strategy price strategy uses stock, sector and country factors in portfolio construction); and Hansberger Global Investors, Inc. (HGI) (with respect to the growth style portion of the portfolio, where HGI looks for companies which have above-average sales and earnings growth).

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Stock Market Risk. The risk posed by the fact that the values of equity securities will rise and fall.

•	Risks Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks.

•	Risks Related to investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks and therefore may lag behind growth stocks in an up market.

•	Risk of Foreign Investing. Foreign, economic, political or regulatory conditions may be less favorable than those of the United States.

•	Currency Risk. Securities denominated in foreign currencies may be adversely affected by changes in currency rates and by substantial currency conversion costs.

•	Risk of Investing in Emerging Market Countries. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Performance Information

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Class A Shares, and by showing how the Fund’s average annual returns for 1, 5 and 10 years or the life of the Fund compare with those of broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The table shows returns for the Fund’s primary broad-based market index, the MSCI-EAFE Index, and the Fund’s secondary indices, the Lipper International Multi-Cap Core Funds Average and the Lipper International Multi-Cap Growth Funds Average. The MSCI-EAFE Index is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed markets outside of North America. The Lipper International Multi-Cap Core Funds Average and the Lipper International Multi-Cap Growth Funds Average are composites of mutual funds, designated by Lipper, Inc., with goals similar to the Fund’s goal. Updated performance information is available at www.mtbfunds.com.

Annual Total Returns – Class A Shares

Best Quarter 26.57% 06/30/2009 Worst Quarter (22.49)% 12/31/2008

The Fund’s Class A Shares total return for the six-month period from January 1, 2010 to June 30, 2010 was (11.83)%.

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MTB INTERNATIONAL EQUITY FUND

Average Annual Total Returns

(For the periods ended December 31, 2009)

	1 Year	5 Years	10 Years or Life of Fund
Class A Shares
Return Before Taxes	26.08%	0.80%	0.75%
Return After Taxes on Distributions	26.04%	(0.74)%	(0.47)%
Return After Taxes on Distributions and Sale of Fund Shares	16.95%	0.28%	0.14%
Institutional I Shares
Return Before Taxes	33.45%	2.03%	6.82%	*
MSCI-EAFE Index (reflects no deduction for fees, expenses or taxes)	31.78%	3.54%	1.17%
Lipper International Multi-Cap Core Funds Average (reflects no deduction for taxes)	33.31%	4.25%	3.23%
Lipper International Multi-Cap Growth Funds Average**	42.65%	4.23%	1.37%

*	Institutional I Shares commenced operations on August 18, 2003.

**	As of July 15, 2010, Lipper classifies the MTB International Equity Fund in this average.

After-tax performance is presented only for Class A Shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

Management of the Fund

Investment Advisor

MTB Investment Advisors, Inc.

Portfolio Managers	Title	Service Date (with the Fund)
Puneet Mansharamani, CFA (value portion) (LSV)	Partner	2000
Josef Lakonishok (value portion) (LSV)	Chief Executive Officer and Partner	1994
Menno Vermeulen, CFA (value portion) (LSV)	Senior Quantitative Analyst	1995
David Bertocchi, CFA (core portion) (Barings)	Divisional Director	2000
Nathan Griffiths, CFA (core portion) (Barings)	EAFE Equity Investment Manager	2007
Thomas R. H. Tibbles, CFA (growth portion) (HGI)	Chief Investment Officer and Managing Director of Growth Team-Canada	1999
Barry A. Lockhart , CFA (growth portion) (HGI)	Senior Vice President	1999
Trevor Graham, CFA (growth portion) (HGI)	Vice President, Research	2004
Patrick Tan, CFA (growth portion) (HGI)	Research Analyst	1999

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the NYSE is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Class A):	$500
Minimum Initial Investment Amount (Institutional I):	$100,000
Minimum Subsequent Investment Amount:	$25

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

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MTB INTERNATIONAL EQUITY FUND

Tax Information

The distributions you receive from the Fund are taxable and will generally be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

MTB IEF 4.1.11

4	August 31, 2010 / SUMMARY PROSPECTUS